Exhibit 99.2

ALLURE GLOBAL SOLUTIONS, INC.

A WHOLLY OWNED SUBSIDIARY OF CHRISTIE DIGITAL SYSTEMS USA, INC.

FINANCIAL STATEMENTS
SEPTEMBER 30, 2018 and 2017

ALLURE GLOBAL SOLUTIONS, INC.

TABLE OF CONTENTS

PAGE

Independent auditor’s review report	1

Financial statements:

Balance sheets	2

Statements of operations	3

Statements of changes in stockholder’s equity	4

Statements of cash flows	5

Notes to financial statements	6 - 18

INDEPENDENT AUDITOR’S REVIEW REPORT

To the Board of Directors of Allure Global Solutions, Inc.

We have reviewed the accompanying interim financial statements of Allure Global Solutions, Inc., a wholly owned subsidiary of Christie Digital Services USA, Inc. which comprise the balance sheets as of September 30, 2018 and 2017, the related statements of operations for the three month and six month periods ended September 30, 2018 and 2017, changes in stockholder’s equity, and cash flows for the six month periods ended September 30, 2018 and 2017.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the interim financial statements in accordance with accounting principles generally accepted in the United States of America; this responsibility includes the design, implementation, and maintenance of internal control sufficient to provide a reasonable basis for the preparation and fair presentation of interim financial statements in accordance with accounting principles generally accepted in the United States of America.

Auditor’s Responsibility

Our responsibility is to conduct our reviews in accordance with auditing standards generally accepted in the United States of America applicable to reviews of interim financial statements. A review of interim financial statements consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with auditing standards generally accepted in the United States of America, the objective of which is the expression of an opinion regarding the financial statements as a whole. Accordingly, we do not express such an opinion.

Conclusion

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying interim financial statements in order for them to be in accordance with accounting principles generally accepted in the United States of America.

Atlanta, Georgia

January 28, 2019

Aprio, LLP Five Concourse Parkway, Suite 1000, Atlanta, Georgia 30328 404.892.9651              Aprio.com

Independently Owned and Operated Member of Morison KSi

ALLURE GLOBAL SOLUTIONS, INC.

A WHOLLY OWNED SUBSIDIARY OF CHRISTIE DIGITAL SYSTEMS USA, INC.

BALANCE SHEETS
SEPTEMBER 30, 2018 AND 2017

	2018	2017
ASSETS
Current assets
Cash and equivalents	$68,492	$26,941
Accounts receivable - net	2,909,889	3,400,206
Due from affiliate	1,409,199	729,193
Inventories - net	255,734	286,095
Income taxes receivable	-	42,874
Prepaid expenses	51,335	53,967
Total current assets	4,694,649	4,539,276
Property and equipment - net	89,371	154,422
Other assets
Capitalized software development costs, net of accumulated amortization of $1,182,668 and $1,087,483	2,085,955	1,566,464
Goodwill and other intangible assets - net	8,242,652	9,662,652
Security deposits	7,308	95,731
	10,335,915	11,324,847
	$15,119,935	$16,018,545

LIABILITIES AND STOCKHOLDERʹS EQUITY

Current liabilities
Due to affiliate	$3,850,000	$1,800,000
Accounts payable and accrued expenses	4,266,918	1,962,452
Deferred revenue	1,115,835	2,116,162
Total current liabilities	9,232,753	5,878,614

Long-term liabilities
Deferred income taxes	1,126,077	2,750,312

Commitment and Contingencies

Stockholder’s equity
Common stock	-	-
Additional paid-in capital	18,204,930	18,204,930
Accumulated deficit	(13,443,825)	(10,815,311)
	4,761,105	7,389,619
	$15,119,935	$16,018,545

See independent auditor’s review report and accompanying notes

ALLURE GLOBAL SOLUTIONS, INC.

A WHOLLY OWNED SUBSIDIARY OF CHRISTIE DIGITAL SYSTEMS USA, INC.

STATEMENTS OF OPERATIONS

FOR THE THREE MONTH AND SIX MONTH PERIODS ENDED SEPTEMBER 30, 2018 AND 2017

	Three Month Period Ended September 30,	Six Month Period Ended September 30,	Three Month Period Ended September 30,	Six Month Period Ended September 30,
	2018	2018	2017	2017

Net revenues	$3,320,739	$5,692,145	$1,965,575	$4,617,016

Costs and expenses:
Direct costs of sales	2,675,840	4,600,898	869,256	2,794,313
Operating expenses	939,450	1,746,408	2,045,458	2,852,416
Depreciation and amortization	368,527	737,827	370,784	740,084
	3,983,817	7,085,133	3,285,498	6,386,813

Operating loss	(663,078)	(1,392,988)	(1,319,923)	(1,769,797)

Interest expense	(31,441)	(59,210)	(9,238)	(9,238)

Loss before income taxes	(694,519)	(1,452,198)	(1,329,161)	(1,779,035)

Income tax benefit	117,770	323,683	428,827	585,972

Net loss	$(576,749)	$(1,128,515)	$(900,334)	$(1,193,063)

See independent auditor’s review report and accompanying notes

ALLURE GLOBAL SOLUTIONS, INC.

A WHOLLY OWNED SUBSIDIARY OF CHRISTIE DIGITAL SYSTEMS USA, INC.

STATEMENT OF CHANGES IN STOCKHOLDERʹS EQUITY

FOR THE SIX MONTH PERIODS ENDED SEPTEMBER 30, 2018 AND 2017

	Shares	Common Stock	Additional Paid-In Capital	Accumulated Deficit	Total Stockholder’s Equity
Balance at March 31, 2017	1	$-	$18,204,930	$(9,622,248)	$8,582,682
Net loss	-	-	-	(1,193,063)	(1,193,063)
Balance at September 31, 2017	1	$-	$18,204,930	$(10,815,311)	$7,389,619
Balance at March 31, 2018	1		$18,204,930	(12,315,310)	5,889,620
Net loss	-	-	-	(1,128,515)	(1,128,515)
Balance at September 30, 2018	1	$-	$18,204,930	$(13,443,825)	$4,761,105

See independent auditor’sʹ review report and accompanying notes

ALLURE GLOBAL SOLUTIONS, INC.

A WHOLLY OWNED SUBSIDIARY OF CHRISTIE DIGITAL SYSTEMS USA, INC.

STATEMENTS OF CASH FLOWS

FOR THE SIX MONTH PERIODS ENDED SEPTEMBER 30, 2018 AND 2017

	2018	2017
Cash flows from operating activities
Net loss	$(1,128,515)	$(1,193,063)
Adjustments to reconcile net cash used by operating activities:
Depreciation and amortization	816,603	835,494
Change in allowance for doubtful accounts	(277,085)	100,416
Change in allowance for slow-moving and obsolete inventory	-	-
Change in operating assets and liabilities:
Accounts receivable	82,275	(1,362,113)
Due from affiliate	(326,684)	(585,974)
Inventories	96,203	9,942
Income taxes receivable	-	7,819
Prepaid expenses	17,781	403
Security deposits	-	(88,423)
Accounts payable and accrued expenses	1,161,566	426,240
Deferred revenue	(649,488)	100,364
Net cash used by operating activities	(207,344)	(1,748,895)

Cash flows from investing activities
Capitalization of software development costs	(316,227)	(388,333)
Purchases of property and equipment	(611)	(22,996)
Net cash used by investing activities	(316,838)	(411,329)

Cash flows from financing activities
Proceeds from due to affiliate	550,000	1,800,000
Increase (decrease) in cash and cash equivalents	25,818	(360,224)
Cash and cash equivalents, beginning of period	42,674	387,165
Cash and cash equivalents, end of period	$68,492	$26,941

See independent auditor’s review report and accompanying notes

ALLURE GLOBAL SOLUTIONS, INC.

A WHOLLY OWNED SUBSIDIARY OF CHRISTIE DIGITAL SYSTEMS USA, INC.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018 AND 2017

Note A

Summary of Significant Accounting Policies

Nature of Operations:

Allure Global Solutions, Inc., (the ʺCompanyʺ) is a global leader in helping experience-driven companies connect and engage consumers by activating brands, environments, and experiences digitally. Allure’s visual communication and retail transaction solutions connect businesses, brands, and products with their consumers at points of influence and purchase, in a variety of environments. Leveraging dynamic digital signage integrations to drive new revenue streams and create differentiated brand experiences, the company’s suite of intelligent solutions integrate advanced analytics, exceptional creative, software, and hardware with business applications to deliver engaging data-driven experiences, activate brands, and achieve desired business outcomes. The Atlanta-based Company’s software currently manages approximately 3,000 installations and 18,500 devices in 13 countries around the world. The Company provides product and service offerings specifically tailored for restaurants and bars, theatres, theme parks, convenience stores, stadiums and arenas, as well as other high traffic retail spaces. The Company’s vision is provide end-to-end planning, management, and support for innovative consumer engagement solutions such as digital menu boards, merchandisers, video walls and more. The Company is a wholly-owned subsidiary of Christie Digital Systems, Inc.

Basis of Presentation:

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP).

Estimates:

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Concentrations of Credit Risk:

The Company grants credit to its customers during the normal course of business. The Company performs ongoing credit evaluations of its customersʹ financial condition and generally requires no collateral from its customers.

ALLURE GLOBAL SOLUTIONS, INC.

A WHOLLY OWNED SUBSIDIARY OF CHRISTIE DIGITAL SYSTEMS USA, INC.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018 AND 2017

Note A

Summary of Significant Accounting Policies (Continued)

The Company maintains cash balances in financial institutions, which may at times exceed the amount insured by the Federal Deposit Insurance Corporation. Management continually monitors the soundness of these institutions and does not believe the Company is exposed to any significant credit risk related to cash and equivalents.

Cash and Cash Equivalents:

The Company considers cash on hand and deposits in banks as cash and equivalents for purposes of the statement of cash flows.

Accounts Receivable - Net:

Accounts receivable are generally due under normal trade terms requiring payment within 30 days from the invoice date. Unpaid accounts receivable do not bear interest and accounts receivable are stated at the amount billed to the customer. Customer account balances with invoices over 90 days old are considered delinquent.

Bad debts are provided using the allowance for doubtful accounts method based on historical experience and management’s evaluation of outstanding accounts receivable at the end of the period. The allowance for doubtful accounts totaled approximately $258,915 and $294,416 as of September 30, 2018 and September 30, 2017.

Revenue Recognition:

The Company requires that four basic criteria be met before revenue can be recognized for all transactions: (i) persuasive evidence of an arrangement exists; (ii) the price is fixed or determinable; (iii) collectability is reasonably assured; and (iv) product delivery has occurred.

The Company earns revenue from the sale of equipment, installation of equipment, consulting services related to the development of content, software licenses, and support and maintenance of software including technical customer support and bug fixes.

ALLURE GLOBAL SOLUTIONS, INC.

A WHOLLY OWNED SUBSIDIARY OF CHRISTIE DIGITAL SYSTEMS USA, INC.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018 AND 2017

Note A

Summary of Significant Accounting Policies (Continued)

Most of the Company’s contracts are multiple element arrangements. For such arrangements, each element should be accounted for separately over its respective service period, provided that there is vendor-specific objective evidence (VSOE) of fair value for the separate elements. The Company has established VSOE on the sale of equipment, the consulting services related to content development and the installation of the equipment. The Company recognizes revenue on the sale and installation of equipment when the installation is complete, and recognizes revenue on the content creation when the content is turned over to the customer. Within the licensing of software, revenue is primarily from (a) perpetual software licenses installed at customer premises which is controlled by a cloud-based software and (b) cloud based services license, which allows customers to upload new content to the on-premise installed solution and provides real time analytical data that the customer can leverage to optimize profitability. The perpetual software license is recognized over the estimated life of the customer. Cloud services are billed as a time-based license and the Company recognizes revenue from the cloud services over the contractual license period. The Company recognizes support and maintenance on a straight line basis over the contractual service period. Revenue is reported net of sales tax.

Deferred revenue consists of amounts billed to, or payments received from customers for software licenses, equipment, services and maintenance that have not met the criteria for revenue recognition.

Inventories:

Inventories consist principally of purchased materials and are recorded at the lower of cost or net realizable value. Inventory is valued using average costing method. The Company assesses slow-moving inventory based on management’s analysis of inventory levels and future marketability. As of September 30, 2018 and September 30, 2017, the allowance for slow-moving and obsolete inventory totaled $150,830 and $126,886.

Property and Equipment:

Property and equipment are recorded at cost. When assets are retired or otherwise disposed of, the related cost and accumulated depreciation or amortization is removed from the accounts, and any resulting gain or loss is reflected in the statement of income. Depreciation and amortization are computed using the straight-line method over their estimated useful lives as follows:

Autos	5 years
Office furniture	5 - 7 years
Computer hardware	5 years
Leasehold improvements	3 years
Computer software	3 years

ALLURE GLOBAL SOLUTIONS, INC.

A WHOLLY OWNED SUBSIDIARY OF CHRISTIE DIGITAL SYSTEMS USA, INC.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018 AND 2017

Note A

Summary of Significant Accounting Policies (Continued)

Impairment of Long-Lived Assets:

Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be fully recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of the assets to their fair value, which is normally determined through analysis of the future net cash flows expected to be generated by the assets. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount that the carrying amount of the assets exceeds the fair value of the assets. During the six month periods ended September 30, 2018 and September 30, 2017, no impairment charges were recorded by the Company.

Intangible Assets:

Intangible assets consist of customer relationships, technology and trademarks and tradenames. Amortization is computed using the straight-line method. Customer relationships are amortized over 10 years. Technology is amortized over 7 years. Trademarks and tradenames are amortized over 10 years.

Capitalized Software Development Costs:

Software development costs are expensed as incurred until technological feasibility of the product is established. Development costs incurred subsequent to establishing technological feasibility are capitalized and are amortized on a straight-line basis over the estimated economic life of the product. Capitalization of computer software costs ceases and amortization begins when the product is available for general release to customers.

Goodwill:

Goodwill is accounted for in accordance with FASB ASC 350, “Intangibles—Goodwill and Other” (“FASB ASC 350”), which requires goodwill and certain intangible assets be reviewed for impairment annually. Under FASB ASC 350, goodwill impairment occurs if the net book value of a reporting unit exceeds its estimated fair value. No impairment loss was recognized for the six month periods ended September 30, 2018 and September 30, 2017.

Advertising and Marketing Costs:

Advertising and marketing costs are expensed when incurred and are included as a part of operating expenses in the accompanying statement of operations. These costs totaled approximately $108,103 and $200,040 for the six month periods ended September 30, 2018 and September 30, 2017.

ALLURE GLOBAL SOLUTIONS, INC.

A WHOLLY OWNED SUBSIDIARY OF CHRISTIE DIGITAL SYSTEMS USA, INC.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018 AND 2017

Note A

Summary of Significant Accounting Policies (Continued)

Income Taxes:

The Company recognizes deferred income taxes to reflect the tax consequences of temporary differences between the assets and liabilities recognized for financial reporting purposes and such amounts recognized for tax purposes. A valuation allowance is provided, if necessary, to reduce deferred tax assets to a level, which more likely than not, will be realized.

Research and Development:

Expenditures related to the development of new products and processes are expensed as incurred. Research and development expenses were $166,073 and $316,769 for the six month periods ended September 30, 2018 and 2017.

Note B

Accounts Receivable - Net

Accounts receivable consisted of the following at September 30, 2018 and September 30, 2017:

	2018	2017

Trade accounts receivable	$3,167,709	$3,694,027
Employee advances	1,095	595
Less allowance for doubtful accounts	(258,915)	(294,416)
	$2,909,889	$3,400,206

Note C

Property and Equipment - Net

Property and equipment- net consisted of the following at September 30, 2018 and September 30, 2017:

	2018	2017

Automobiles	$134,027	$134,028
Computer hardware	525,576	525,576
Computer software	105,074	104,462
Office furniture	148,401	148,401
Leasehold improvements	10,148	10,148
	923,226	922,615
Less accumulated depreciation and amortization	(833,855)	(768,193)
	$89,371	$154,422

Depreciation expense on property and equipment was $27,827 and $30,084 for the six month periods ended September 30, 2018 and September 30, 2017 and is included in depreciation and amortization in the accompanying statements of operations.

ALLURE GLOBAL SOLUTIONS, INC.

A WHOLLY OWNED SUBSIDIARY OF CHRISTIE DIGITAL SYSTEMS USA, INC.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018 AND 2017

Note D

Capitalized Software Development Costs

In 2011, the Company initiated a project to create a new point-of-sale product to replace the existing technology. The Company established technological feasibility in October 2011, and subsequently capitalized $232,848 related to development costs. In accordance with the Christie acquisition in 2015 (Note E), the Company recorded the project at fair market value of $109,494. The project was ready for general release to customers in March 2012, at which point capitalization of development costs ceased, and amortization of the capitalized software development costs began. Amortization expense related to this project was $16,633 for the six month period ended September 30, 2017. These expenses are included in direct costs of sales in the accompanying statement of operations. Effective March 31, 2018, the Company determined that the product would no longer be sold and wrote-off the remaining unamortized balance of $30,492.

In 2014, the Company initiated a project to provide major enhancements to its primary digital signage content management software solution. The Company established technological feasibility in October 2014, and subsequently capitalized $182,204 related to development costs. In accordance with the Christie acquisition in 2015 (Note E), the Company recorded the project at fair market value of $180,685. The project was ready for general release to customers in October 2015, at which point capitalization of development costs ceased, and amortization of the capitalized software development costs began. Amortization expense related to this project was $18,220 for the each six month periods ended September 30, 2018 and September 30, 2017, and is included in direct costs of sales in the accompanying statement of operations.

In 2015, the Company initiated a project to re-write its content management software solution to, among other things, allow content to be driven by a rules engine. The Company established technological feasibility in January 2015, and subsequently capitalized $605,570 related to development costs. In accordance with the Christie acquisition in 2015 (Note E), the Company recorded the project at fair market value of $605,570. The project was ready for general release to customers in January 2016, at which point capitalization of development costs ceased, and amortization of the capitalized software development costs began. Amortization expense related to this project was $ 60,556 for each of the six month periods ended September 30, 2018 and September 30, 2017, and is included in direct costs of sales in the accompanying statement of operations.

ALLURE GLOBAL SOLUTIONS, INC.

A WHOLLY OWNED SUBSIDIARY OF CHRISTIE DIGITAL SYSTEMS USA, INC.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018 AND 2017

Note D

Capitalized Software Development Costs (Continued)

In 2016, the Company initiated a project to provide major enhancements, including operating system agnosticism and improved self-service functionality to its primary content management software solution. The Company established technological feasibility in January 2016, and capitalized $1,737,530 and $1,013,360 related to development costs as of September 30, 2018 and September 30, 2017, including $316,226 and $388,333 for the six month periods ended September 30, 2018 and September 30, 2017, respectively. As of September 30, 2017 and September 30, 2018, the project was not ready for general release to customers. Accordingly, no amortization expense related to this project was recorded for the periods ended September 30, 2018 and September 30, 2017.

Estimated future amortization expense is as follows:

Year Ending September 30	Amount
2019	$157,560
2020	157,560
2021	33,305
$348,425

Note E

Goodwill and Intangible Assets

On November 5, 2015, the Company was acquired by Christie Digital Systems, Inc. for total purchase consideration of $18,205,000. The purchase consideration for the acquisition was allocated to the tangible and intangible assets acquired and liabilities assumed based on their fair values. The resulting intangible assets consist of goodwill, backlog, customer relationships, technology, trademarks and tradenames.

Goodwill of $7,207,755 has been assessed annually for impairment. No impairment charges were recognized for the six month periods ended September 30, 2018 and September 30, 2017. Total impairment charges recognized as of September 30, 2018 and September 30, 2017, totaled $6,162,881.

The intangible assets, other than goodwill, which total $12,800,000 are being amortized over periods ranging from one to ten years. Accumulated amortization of these intangible assets at September 30, 2018 and 2017, was $5,602,222 and $4,182,222.

Amortization expense for each of the each of the six month periods ended September 30, 2018 and 2017 was $710,000 and is included in depreciation and amortization in the accompanying statement of operations.

ALLURE GLOBAL SOLUTIONS, INC.

A WHOLLY OWNED SUBSIDIARY OF CHRISTIE DIGITAL SYSTEMS USA, INC.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018 AND 2017

Note E

Goodwill and Intangible Assets (Continued)

Intangible assets at September 30, 2018 and September 30, 2017, were as follows:

	Customer Relationships	Technology	Trademarks and Tradenames	Goodwill	Total
April 1, 2017	$3,805,556	$4,488,889	$1,033,333	$1,044,874	$10,372,652
Impairment	-	-	-	-	-
Amortization	(250,000)	(400,000)	(60,000)	-	(710,000)
September 30, 2017	$3,555,556	$4,088,889	$973,333	$1,044,874	$9,662,652
April 1, 2018	$3,305,556	$3,688,889	$913,333	$1,044,874	8,952,652
Impairment	-	-	-	-	-
Amortization	(250,000)	(400,000)	(60,000)	-	(710,000)
September 30, 2018	$3,055,556	$3,288,889	$853,333	$1,044,874	$8,242,652

ALLURE GLOBAL SOLUTIONS, INC.

A WHOLLY OWNED SUBSIDIARY OF CHRISTIE DIGITAL SYSTEMS USA, INC.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018 AND 2017

Note E

Goodwill and Intangible Assets (Continued)

Estimated future amortization expense is as follow:

Year Ending September 30	Amount
2019	$1,420,000
2020	1,420,000
2021	1,420,000
2022	1,420,000
2023	708,889
Thereafter	808,889
$7,197,778

Note F

Due to Affiliate

The Company has a revolving loan agreement with itʹs parent company that provides for a maximum borrowing amount of $4,000,000, and that bears interest at a rate per annum equal to the rate announced by Bank of Tokyo-Mitsubishi UFJ, Ltd. at its prime rate, plus 50 basis points. The initial term for this facility was March 31, 2017, and the term automatically extends until the next anniversary date unless the lender gives written notice of it’s intention not to renew. All principal, interest, and other amounts payable under this agreement are payable on demand by lender. As of September 30, 2018 and September 30, 2017, the outstanding balance was $3,850,000 and $1,800,000. As of September 30, 2018 and September 30, 2017, outstanding accrued interest payable was $100,480 and $9,292.

ALLURE GLOBAL SOLUTIONS, INC.

A WHOLLY OWNED SUBSIDIARY OF CHRISTIE DIGITAL SYSTEMS USA, INC.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018 AND 2017

Note G

Accounts Payable and Accrued Expenses

Accounts payable and accrued expenses consisted of the following at September 30, 2018 and September 30, 2017:

	2018	2017
Accounts payable	$152,848	517,815
Accrued expenses:
Bonuses	1,906,302	1,233,490
Commissions	6,109	28,707
Deferred rent	60,381	79,269
Due to parent company	1,922,797	38,420
Interest	100,480	9,292
Miscellaneous	96,511	38,038
Professional fees	8,519	70
Sales taxes	12,971	17,351
	$4,266,918	1,962,452

Note H

Deferred Revenue

Deferred revenue consisted of the following at September 30, 2018 and September 30, 2017:

	2018	2017
Customer deposits	$803,256	$864,554
Deferred revenue - maintenance and support	312,579	1,251,608
	$1,115,835	$2,116,162

ALLURE GLOBAL SOLUTIONS, INC.

A WHOLLY OWNED SUBSIDIARY OF CHRISTIE DIGITAL SYSTEMS USA, INC.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018 AND 2017

Note I

Commitments and Contingencies

Lease Obligations:

The Company leases office and warehouse space under multiple operating leases. Total rental expense was $138,654 and $146,174 for the six month periods ended September 30, 2018 and September 30, 2017, and is included in operating expenses in the accompanying statement of operations.

The following is a schedule of future minimum lease payments under operating leases:

Year Ending September 30
2019	$256,296
2020	263,318
$519,614

Litigation:

The Company has legal proceedings arising from the normal course of business. The Company believes that the ultimate outcome of the proceedings will not have a material adverse impact on the Company’s financial position, results of operations, or cash flows.

ALLURE GLOBAL SOLUTIONS, INC.

A WHOLLY OWNED SUBSIDIARY OF CHRISTIE DIGITAL SYSTEMS USA, INC.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018 AND 2017

Note J

Income Taxes

The Company’s effective income tax rate differs from the U.S. statutory rate principally due to state taxes, Federal research and development tax credits, jurisdictions with pretax losses for which no tax benefit can be recognized, and changes in the valuation allowance. For the six month periods ended September 30, 2018 and 2017, the Company recorded a tax benefit of $323,683 and $585,972 for income taxes, respectively. The effective income tax rates for the Company for the six month periods ended September 30, 2018 and 2017 were 23% and 33%.

The Company continues to evaluate the realizability of its deferred tax assets and liabilities on a quarterly basis and will adjust such amounts in light of changing facts and circumstances including, but not limited to, future projections of taxable income, tax legislation, rulings by relevant tax authorities, the progress of ongoing tax audits and the regulatory approval of products currently under development. Any changes to the valuation allowance or deferred tax assets and liabilities in the future would impact the Company’s income taxes.

The Tax Cuts and Jobs Act of 2017 (the “Act”) was enacted on December 22, 2017. The Act reduces the U.S. federal corporate tax rate from 35% to 21% effective for tax years beginning after December 31, 2017, requires companies to pay a one-time transition tax on earnings of certain foreign subsidiaries that were previously deferred and includes a variety of other changes.

The Company is no longer subject to tax examinations for years prior to 2015.

Note K

Common Stock

The Company has 1,000,000 shares of $.001 par value common stock authorized, with one share issued and outstanding as of September 30, 2018 and September 30, 2017. The Company has no preferred stock authorized, issued or outstanding as of September 30, 2018 and September 30, 2017.

Note L

Related Party Transactions

The Company’s parent company provides information technology, engineering and project management, and other services to the Company from time-to-time. The Company has entered into a revolving loan agreement with its parent company.

ALLURE GLOBAL SOLUTIONS, INC.

A WHOLLY OWNED SUBSIDIARY OF CHRISTIE DIGITAL SYSTEMS USA, INC.

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018 AND 2017

Note M

Major Customers and Suppliers

For the six month periods ended September 30, 2018, revenues from customers representing greater than 10% of total revenues included four customers with revenues aggregating approximately $4,012,730, or 70% of net revenues. Accounts receivable outstanding for the four customers totaled approximately $1,871,702, or 59% of net accounts receivable as of September 30, 2018.

For the six month periods ended September 30, 2017, revenues from customers representing greater than 10% of total revenues included five customers with revenues aggregating approximately $2,971,000, or 64% of net revenues. Accounts receivable outstanding for the four customers totaled approximately $2,125,593, or 58% of net accounts receivable as of September 30, 2017

For the six month period ended September 30, 2018, purchases from suppliers representing greater than 10% of total purchases included three suppliers with purchases aggregating approximately $1,376,315, or 53% of total purchases. There were no amounts owed to these suppliers at September 30, 2018.

For the six month period ended September 30, 2017, purchases from suppliers representing greater than 10% of total purchases included three suppliers with purchases aggregating approximately $568,168, or 42% of total purchases. Accounts payable due to these suppliers totaled approximately $128,138, or 33% of accounts payable as of September 30, 2017.

Note N

Subsequent Events

On May 30, 2018, the Company entered into a non-binding letter of intent to sell the outstanding stock of the Company. The transaction closed on November 19, 2018.

Subsequent events have been evaluated through January 28, 2019, the date which the financial statements were available to be issued.